Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of WSFS Financial Corporation (the Company) for the quarter ended March 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the Report), we, Rodger Levenson, Chairman, President and Chief Executive Officer, and Arthur J. Bacci, Executive Vice President, Chief Wealth Officer and Interim Chief Financial Officer (Principal Accounting Officer), hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

1.The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Rodger Levenson	/s/ Arthur J. Bacci
Rodger Levenson	Arthur J. Bacci
Chairman, President and Chief Executive Officer	Executive Vice President, Chief Wealth Officer and
(Principal Executive Officer)	Interim Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: May 6, 2024